Banking-as-a-Service (BaaS) Launch Supplement January 26, 2022

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our various business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program (“PPP”) and fulfillment of government guarantees on our PPP loans; our ability to successfully implement our Banking-as-a-Service initiatives, including adoption of the initiatives by customers and risks faced by any of our bank partnerships including reputational and regulatory risk; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our business initiatives; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowing and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

# Digital Transformation Accomplishments

## 2020

**Online/Mobile Banking**
New consumer platform launched in August 2020.

**ATMs**
Full ATM network upgrade completed in November 2020

## 1Q 2021

**Online Account Opening**
Consumer platform to open deposit accounts and term loans launched January 2021

**Business Online Banking**
New platform designed for small businesses launched February 2021

## 2Q 2021

**Online Chat**
Online chat to enhance CX available since April 2021

**Contactless Debit Cards**
Issued to all customers in May-June 2021

**Fintech Investment**
JAM FINTOP Banktech VC Fund investment made in April 2021

## 3Q-4Q 2021

**New 'Shaka' Digital Checking Account**
Launched November 2021

**Swell Fintech**
Incubation and development of new Fintech entity

## 2022 and beyond

**Expand 'Shaka' Product Line**

**BaaS Strategy**

Central Pacific Financial Corp.

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Central Pacific Financial Corp. 4 Our Blueprint Forward • Our new BaaS program under development since 2019 • BaaS program will leverage successful product development and launch strategies used in Shaka • Current partners for BaaS mainland expansion: Swell (new Fintech) and Elevate (NYSE: ELVT) a leading provider of digital lending solutions • Future BaaS opportunities on the horizon

5Central Pacific Financial Corp. CPF BaaS Strategy • “One-Two Punch”: Significant growth and financial success in Hawaii + mainland BaaS business with great potential • Transformation process began in 2019 with investment in technology which has paid off with our mobile app now rated 4.8 out of 5 on Apple & Android • Enables CPF to address the “other 99%” of the U.S. banking market, and generate additional revenue • Focus on highly strategic customized fintech offerings (differentiated products vs. standardized services) CPB Core Banking Applications BaaS Platform Fintech A Fintech B Fintech C Customer

6Central Pacific Financial Corp. Shaka Hawaii’s First All-Digital Checking Account Goal: Establish new banking relationships with younger, tech savvy customers in Hawaii. • Paycheck up to two days early • Higher interest rate on checking • No fee ATM withdrawals anywhere in the world (Up to $20/month in fee reimbursements) • Totally digital with 24x7 free account access

7Central Pacific Financial Corp. Shaka Hawaii’s First All-Digital Checking Account Solid Product Launch October 1, 2021 Launched with VIP waiting list and largest social media influencer campaign in Hawaii’s history. 3,000+ people signed up to be the first to open an account. Over 3,300 residents have opened a Shaka account since the November 2021 launch.

8Central Pacific Financial Corp. Shaka Hawaii’s First All-Digital Checking Account Building A Shaka Community Continue aggressive cross-sell efforts to increase share with existing Shaka customers Over time, we will add other digital products to our Shaka product set: + Shaka Loans + Shaka for Small Business

9Central Pacific Financial Corp. Swell A New Kind of Financial Solution • Launches mid-2022 • CPF will make an equity investment in Swell along with Elevate and other 3rd party fintech investors • Revenue sharing agreement between the entities • Digital checking and line-of-credit in one account, addressing a large underserved market of credit-constrained consumers • CPB, CPF’s bank subsidiary will be bank sponsor and hold deposit/loan balances • Additional updates will be provided in the future 30 million+ credit constrained U.S. consumers . The Opportunity:

Thank you.